Waddell & Reed Advisors Funds

Supplement dated December 13, 2012 to the

Waddell & Reed Advisors Funds Statement of Additional Information

dated October 31, 2012

The following is added as a new paragraph after the third full paragraph of the “Taxation of the Funds – General” section on page 102:

A Fund may invest in one or more wholly owned subsidiaries as special purpose entities to hold certain investments that, if held directly by the Fund, might not generate Qualifying Income. Any such special purpose entity likely would be subject to U.S. Federal income tax, resulting in a reduced after-tax yield on the investment return of the assets held by it, as compared with a direct investment by the Fund in such assets.

Supplement	Statement of Additional Information	1